AUXILIUM
Innovations for Life™
LOW T
is treatable
NONSURG
50 VALLEY STREAM PARKWAY
AUXILIUM

1 October 2010 (NASDAQ: AUXL) Exhibit 99.1

Safe Harbor Statement
We will make various remarks during this presentation that constitute “forward-looking statements” for purposes of the safe harbor provisions under The Private Securities Litigation
Reform Act of 1995, including statements regarding: the pricing, time to market, size of market, growth potential and therapeutic benefits of the Company’s products and product candidates, including those for the treatment of Peyronie’s disease and Frozen Shoulder syndrome; the size of each of the Dupuytren’s market and the Peyronie’s market in the U.S. and
EU; the potential for XIAFLEX to be a blockbuster opportunity; the potential for XIAFLEX to be used in multiple indications; interpretation of market research data; competition within certain markets relevant to the Company’s product candidates; interpretation of clinical results, including the efficacy and tolerability of the Company’s products and product candidates;
the timing of the commencement and completion of clinical trials and the timing of reporting of results therefrom; the effect of the identified leading indicators on the success of the
XIAFLEX launch and future net revenues; the ability to obtain reimbursement in the U.S. for XIAFLEX for the treatment of Dupuytren’s; the timing of new reimbursement codes for
XIAFLEX; the average number of cords that Dupuytren’s contracture patients will have treated with XIAFLEX and the average number of vials used to treat each cord; the scope, timing, methodology, endpoints, safety, execution and results of the global development plan and the phase III studies for XIAFLEX for the treatment of Peyronie’s disease;; physicians and sites that are moving from test drive to increasing usage; the generation of cash through licensing of XIAFLEX in other territories and for new indications; the approval of the Marketing
Authorization Application for XIAFLEX for the treatment of Dupuytren’s contracture in the European Union; competitive developments affecting the Company’s products and product candidates, including generic competition; the protection for XIAFLEX afforded by U.S. Patent No. 7,811,560; the market exclusivity for XIAFLEX; the success of the Company’s development activities; future Testim market share, prescriptions and sales growth and factors that may drive such growth; size and growth potential of the testosterone replacement therapy market and the gel segment thereof and factors that may drive such growth; the protection for Testim afforded by U.S. Patent No. 7,320,968, and those issued on October 27,
2009 and their listing in the Orange Book, the value of extending patent protection for Testim through January 2025, the value and likelihood that patents will be granted from the continuation applications filed by CPEX Pharmaceuticals, Inc.; the impact of the filing by Upsher-Smith Laboratories, Inc. of an ANDA for a testosterone gel; the Company’s development and operational goals and strategic priorities for fiscal 2010; the ability to fund future operations; the opportunities to build shareholder value; and the Company’s expected financial performance during 2010 and financial milestones that it may achieve for 2010, including 2010 Testim net revenues, research and development spending, selling, general and administrative expenses, stock-based compensation expenses and the range of XIAFLEX net revenues for the third quarter 2010.  All remarks other than statements of historical facts made during this presentation, including but not limited to, statements regarding future expectations, plans and prospects for the Company, statements regarding forward-looking financial information and other statements containing the words “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” and similar expressions, as they relate to the Company, constitute forward-looking statements.  Actual results may differ materially from those reflected in these forward-looking statements due to various factors, including general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries and those discussed in Auxilium's Annual Report on
Form 10-K for the year ended December 31, 2009 and in Auxilium’s Quarterly Report on Form 10-Q for the period ended June 30, 2010 under the heading “Risk Factors,” which are on file with the Securities and Exchange Commission (the “SEC”) and may be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov or by means of the Company’s home page on the Internet at http://www.auxilium.com under the heading “For Investors - SEC Filings.”  There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial which could also cause actual results to differ from those contained in the forward-looking statements.  Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect.  Therefore, you should not rely on any such factors or forward-looking statements.
In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this presentation.  The Company anticipates that subsequent events and developments will cause the Company’s assessments to change.  However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this presentation.

XIAFLEX® New Territories
AUXILIUM
XIAFLEX® New Indications
AUXILIUM
XIAFLEX® Peyronie's
AUXILIUM
Pfizer
XIAFLEX® Dupuytren's
AUXILIUM
Pfizer
Testim® Hypogonadism
AUXILIUM
FERRING
paladin

AUXILIUM
Innovations for Life™

3 Opportunities to Build Shareholder Value Note: Seeking partners for Transmucosal film product candidates

# XIAFLEX®

collagenase clostridium histolyticum

**PARADIGM CHANGING TREATMENT**

collagenase clostridium histolyticum
XIAFLEX
0.9 mg per vial
for injection
for intralesional use
Sterile Diluent

AUXILIUM

Innovations for Life™

4

XIAFLEX – Unique Blockbuster Opportunity
• Potential to be the only effective non-surgical treatment for two high unmet needs:
Approved on February 2, 2010 for Dupuytren’s contracture in U.S.
Peyronie’s disease Phase III double-blind study enrollment anticipated to complete in 1Q11 and top-line data expected in 1H12
• Well-characterized mode of action
• Worldwide rights support growth
Build company in North America
Partnered with Pfizer in EU for Dupuytren’s and Peyronie’s
Opportunity to add additional indications
Rights for other territories or indications could generate additional cash
• We believe worldwide peak revenues for XIAFLEX could be in excess of $1 Billion annually

• Excessive collagen deposition in
fascia of hand
• Nodules represent early, active form
• Cords develop over time, are palpable,
and result in contractures
• Quality of life and daily activities can
be significantly affected
• Surgery has been the current standard of
care and may be reserved for advanced
disease due to unpredictable results,
complications, long recovery and
recurrence/additional surgeries
Dupuytren’s Contracture is Debilitating for Patients

• Surgery • Needle fasciotomy/
aponeurotomy
• Amputation
Treatment Options Historically Limited to Invasive
Surgery with Significant Recuperation or Are
Unapproved and Ineffective
• Non-surgical options
> Splinting
> Physical therapy
> Corticosteroids

8 It Is About the Patient Pre-XIAFLEX treatment 30 days post-single injection of XIAFLEX Immediately post-operative Intra-operative open fasciectomy Pictures courtesy of Dr. Clayton Peimer

Percentage of Subjects That Achieve 0-5 Degrees
100%
80%
60%
40%
20%
0%
88.9%
57.7%
80.9%
22.4%
MP-≤ 50°
MP-≥50°
PIP-≤ 40°
PIP-≥40°
100%
80%
60%
40%
20%
0%
75%
64%
7%
MP-≤ 50°
MP-≥50°
PIP-≤ 40°
PIP-≥40°
CORD I (n=248)
SURGERY (n=130)

Hurst et al. NEJM 2009

Keith Denkler, MD. Plast. Reconstr. Surg., 115;802, 2005

Dupuytren's Fasciectomies in 60 consecutive digits using li)caine with epinephrine and no tournequet

AUXILIUM

Innovations for Life™

9 Early Intervention with XIAFLEX May Be the Most Effective Treatment Approach N=125 41%

• Most treatment-related adverse events were mild or moderate in intensity and resolved without intervention within a median of 10 days across studies
• Serious Adverse Events possibly related to treatment were limited in number (10 in total; 0.39% of >2600 injections)
– 4 SAEs were tendon and ligament damage
• No reported deaths, clinically meaningful changes in grip strength, arterial injuries or nerve injuries related to XIAFLEX
• No clinically meaningful changes in laboratory values
• No clinically meaningful systemic allergic reactions
XIAFLEX Was Well-Tolerated in Phase III Studies

Contracture Recurrence Affects Patients
• The earliest reports of recurrence for surgery were seen in 22% of female and 19% of male Dupuytren’s contracture patients at a mean of
12 months following fasciectomy .  Additionally, a rate of up to 34% has been reported within the first 2 years following surgery .
• Abstract for a prospective trial comparing needle fasciotomy to open fasciectomy reported a recurrence rate for needle fasciotomy of 85% at a mean of 2.3 years .
• XIAFLEX Long term extension study of phase III trials will follow recurrence rates up to 5 years.  Two year data now available.
(1) Anwar et al., The Journal of Hand Surgery, Vol. 32A No. 9 November 2007 ; 1423-1428
(2) Leclercq C. Epidemiology. In: Tubiana R, Leclercq C, Hurst LC, Badalamente MA, Mackin EJ, eds, Dupuytren’s disease.
Martin Dunitz Ltd, London, 2000;239-249.
(3) A.L. Van Rijssen, 2010 International Symposium on Dupuytren’s Disease
1
2
3

Two Year Recurrence Rate of 19.3% for
XIAFLEX in Dupuytren’s Contracture
All Joints MP Joints PIP Joints
Patients from All Phase III Studies (n=950) 1,568 920 648
Patients Enrolled in Extension Study (n=634) 1,065 641 424
Patients Successfully  Treated and Enrolled in Extension
Study (n=474)
619* 449* 170
Joints with Recurrence (n/%)
(119/618)
19.3%
(61/448)
13.6%
(58/170)
34.1%
Note: No patients at Year 2 had been retreated with commercial XIAFLEX
* One patient had unrelated hand surgery and post-operative bandaging prevented an accurate assessment of recurrence at 2 years

13 Launch Update Through September 2010

• Position XIAFLEX as a paradigm-changing non-surgical
treatment alternative for physicians, payers and patients
• Achieve high awareness among targeted physicians and
diagnosed patients
• Get targeted physicians through the sales cycle – from interest to injection to reimbursement
• Educate and assist physician offices with unfamiliar
reimbursement processes at each step of the way
Key Objectives for U.S. XIAFLEX Launch in 2010

3-6% Caucasian Adults with Dupuytren's disease: 6-11MM[1]
Diagnosed patients: 1-3MM[2,4]
Newly Diagnosed: ~300K annually[2,3,4]
Surgically Treated:
~70k annually[2,3,4]

**Sources:**

1. Dupuytren's Disease – Tubiana, LeClerq, Hurst, Badalamente, Mackin
2. SDI Claims Data Based Projections
3. Medicare Data Based Projections (BESS database used, Medicare 5% database also used to validate numbers)
4. Auxilium Research (Patient Segmentation, Forecast Research, WK/AMA Databases)

AUXILIUM
Innovations for Life™

Targeting the Eligible Patient Population Should Drive Development of the U.S. Market to Its Full Potential 15

XIAFLEX Launch Strategy is Tailored to
Customer Needs
• ~ 7,000 target physicians
– Hand surgeons, plastic surgeons, orthopedic surgeons, general surgeons, rheumatologists
• ~ 100 field based personnel
– Sales reps, sales managers, and reimbursement specialists
• Medical science liaisons
– Key opinion leader and regional opinion leader support

Patient Identification
Reimburse-ment and Coding
Product Acquisition
Patient Treatment
Claim Resolution

AUXILIUM
Innovations for Life™

Unique Sales Cycle for Targeted Physicians Physician Interest, Training & Enrollment Successful XIAFLEX XPERIENCE 17

Insurance Verification 1 Week Or Less
Pre Authorization Pre Determination 2 – 4 Weeks
Ordering / Scheduling 2 – 4 Weeks
TX 2 Days
Claims Filing 1 -4 Weeks
Payment 5 – 8 Weeks

AUXILIUM
Innovations for Life℠

Changing Treatment Paradigm and Reimbursement
Cycle May Drive Physician Adoption Rate
Prior to treatment decision Physician must go through:
•Awareness
•Interest
•Training / Enrollment into XIAFLEX XPERIENCE program
•Reimbursement education / comfort
•Patient Identification / counseling
11 – 21 weeks from treatment decision through receipt of payment possible

• Accounts need customized support every step of the way
• Miscellaneous J and CPT codes being used; component
and bundled approaches are being accepted
• C-code for institutional use effective as of July 1, 2010
• CMS has recommended a J-Code for XIAFLEX which will
be effective January 1, 2011
• CPT code specific to XIAFLEX expected to come in 2012
Reimbursement  Processes  Are New to Target
Physicians

Leading Indicators Trending Positively
-
Unique sites that have ordered XIAFLEX
394
754
956
1116
1215
1306
1430
597
1131
1419
1627
1745
1852
1992
15
58
139
246
351
449
554
0
500
1000
1500
2000
2500
Mar Apr May Jun Jul Aug Sep
PHYSICIAN ENROLLMENTS
SITES ENROLLED
UNIQUE SITES ORDERING

IV Requests
Sp Referrals
4000
3500
3000
2500
2000
1500
1000
500
0
3
0
101
40
438
208
938
448
1,521
758
2,107
1,076
2,693
1,354
3,338
1,798
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

AUXILIUM
Innovations for Life™

21 Cumulative Call Center Volume Cumulative Call Center Volume

Sites Continue to Move from Test Drive to
Increasing Usage
Injections per Site
Mar (15 Sites)
Apr (58 Sites)
May (139 Sites)
Jun (246 Sites)
Jul (351 Sites)
Aug (449 Sites)
Sep (554 Sites)
0
50
100
150
200
250
300
350
400
1-2 Injections 3-10 Injections 11 + injections
10
4
1
41
15
2
110
24
5
179
59
8
244
90
17
296
126
27
355
159
40
Number of Sites

160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
Lives (M)
16.6
139.4
82.4
3.6
3.0
26.4
41.0
Top 25 Commercial
Medicare/Medicaid/Other Public
Other Commercial
Uninsured
NC
In Process
Access

AUXILIUM
Innovations for Life™

~91% of insured lives have access ~91% of insured lives have access 23

24
A significant portion of Medicare patients with a
20% liability have secondary insurance, which
may cover a portion of this cost
% Of Treatment Cost Paid by Patient
56%
4%
7%
8%
23%
2%
0%
10%
20%
30%
40%
50%
60%
0% Up to 2% 2.1-9.9% 10-19.9% 20% >20%
Out of Pocket Costs In Line With  Expectations

25 Distribution Network is Operating Smoothly Unit Sales by Channel 40% 44% 16% Speciality Pharmacy Speciality Distributor Wholesaler 25

IF YOU'RE LIVING
WITH DUPUYTREN'S
CONTRACTURE,
SURGERY ISN'T YOUR
ONLY OPTION.

See a hand specialist today. Ask about XIAFLEX, the only FDA-approved nonsurgical treatment for adults with Dupuytren's contracture when a cord can be felt.

Learn more now at XIAFLEX-MD.com.

XIAFLEX®
collagenase clostridium histolyticum
TRANSFORMING TREATMENT

AUXILIUM
Innovations for Life℠

26 Direct to Patient Program Launching

We Believe Launch Strategy Is Sound:
• Product efficacy and safety are consistent with clinical
data
• Access to targeted physicians is good
• Usage is characterized by “test driving”,  which is typical for paradigm-changing treatment
• Payers willing to provide access to drug and procedures
• All distribution channels active and operating as
expected
• Leading indicators trending positively

Sustainable Blockbuster Market for
Dupuytren’s Contracture Anticipated
• High disease prevalence
Based on literature, ~ 6M to 11M patients in U.S. have a Dupuytren’s pit, nodule or cord, but only ~300,000 new patients annually diagnosed in U.S.
• Sustainable patient pool
New patients within an aging population
Average of 1.5 cords expected to be treated and average 1.1 injections per cord
~ 50% of patients have bilateral disease
Disease progression to additional joints
High recurrence rate for surgery
1,2
• No nonsurgical competition
• Market development represents upside
1 Mikkelsen 1976     Tubiana 2006
2

XIAFLEX Intellectual Property Position
• Highly purified collagenase product and method of manufacturing patent
U.S. Pat. No. 7,811,560 issued in October 2010; expected expiry in 2028
Patent applications are under review outside of U.S.
• Market Exclusivity expected in U.S. for 12 years post-approval, per 2010
Patient Protection and Affordable Care Act
• U.S. Orphan Drug  designation granted on May 23,1996 provides exclusivity through February 2017
• Market Exclusivity expected in EU for 10 years post-approval
Additional year granted for second indication
Data protection granted for 8 years
• Method of Use Patents in U.S. through 2014 for Dupuytren’s contracture and 2019 for Peyronie’s disease

Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
A
Fibrous plaque
Buck's fascia
Tunica albuginea
Corpus cavernosum
Corpus spongiosum
B
Corpus cavernosum
Fibrous plaque
C
Corpus spongiosum

AUXILIUM
Innovations for Life™

30
1
Smith BH. Am J Clin
Pathol. 1966;45:670-678.
2
Somers KD, Dawson DM. J Urol. 1997;157:311-315.
• Scarring phenomenon affecting the
tunica albuginea
• Plaques show excessive collagen deposition
• Potential Symptoms
> Pain with erection, penile curvature/
deviation, penile shortening, indentations,
and/or erectile dysfunction
> May experience difficulty with sexual
intercourse, loss of self-esteem,
and depression
• There are no approved therapies for the
treatment of Peyronie’s disease
Peyronie’s Disease is a Devastating Disorder

1
2

1 Bella  A. Peyronie’s Disease J Sex Med 2007;4:1527–1538
2 Lue TF, et al. Summary of the recommendations on sexual dysfunctions in men. J Sex Med 2004;1:6–23.
3 Mulhall JP, et al. Subjective and objective analysis of the prevalence of Peyronie’s disease in a population of men presenting for prostate cancer 4creening. J Urol 2004;171:2350–3.
4
Smith BH. Am J Clin
Pathol. 1966;45:670-678.
5
Lindsay MB, J Urol.
1991;146:1007-1009.
6
Nyberg L, J Urol.128: 48, 1982
• Prevalence of Peyronie’s disease is estimated to be approximately
5% in adult men 1,2,3
> Actual prevalence may be higher, based on autopsies 4
• Prevalence rate increases with age
> The average age of disease onset is 53 years 5
• High association with other diseases such as:
> Diabetes, erectile dysfunction (ED), Dupuytren’s
contracture, plantar fascial contracture,
tympanosclerosis, gout, and Paget’s disease 6
• We believe Peyronie’s disease is under-diagnosed
and under-treated
Peyronie’s Disease - an Unmet Medical Need

• The goal of surgery is simply to make the two sides of
the penis equal in size through reduction of the longer
side
• Post-surgically, graft or prosthetic may be required
• Cost of surgery in U.S. is ~$10-12K
• Patients are highly motivated to attempt other
treatments first
Current Surgical Options Are the Treatment of Last
Resort

• Verapamil
• Vitamin E
• Colchicine
• Potassium aminobenzoate (Potaba)
• Tamoxifen
• Interferon alpha-2a
• Corticosteroids
• Energy transfer treatment including extracorporeal
shock wave therapy (ESWT), laser and ultrasound
therapy, and orthovoltage radiation
Unapproved Treatments for Peyronie’s Disease
Have Been Used With Little Reported Success

Degrees

Total Bother
Score

Innovations for Life℠

Phase IIb Overall Results – Statistically Significant
Reduction of Penile Curvature and Improvement in
Peyronie’s Disease Bother (PRO Domain) with XIAFLEX
P = 0.001
-29.7%
-11.0%
XIAFLEX   N = 109
Placebo N = 36
8.1 8.1
5.5
7.4
0
4
8
12
16
20
Xiaflex Placebo
P = 0.046
-32.1%
-8.6%
XIAFLEX   N = 100
Placebo N = 34
Penile Curvature Bother
54.4
50.6
38.2
45.1
0
10
20
30
40
50
60
Xiaflex Placebo

Degrees

Total Bother Score

AUXILIUM
Innovations for Life℠

Phase IIb with Modeling Results- Statistically Significant
Effect in Both Penile Curvature and Peyronie’s Disease
Bother Endpoints with XIAFLEX
P < 0.001
-32.4%
2.5%
XIAFLEX   N = 54
Placebo N = 20
8.6
7.7
5
7.5
0
4
8
12
16
20
Xiaflex Placebo
P = 0.004
-41.8%
-2.6%
XIAFLEX   N = 50
Placebo N = 18
Penile Curvature Bother
54.7
51.9
37.2
52.5
0
10
20
30
40
50
60
Xiaflex Placebo

Phase IIb Safety Profile Consistent with Previous
XIAFLEX Studies in Peyronie’s Disease
• Well tolerated
• Immunogenicity profile similar to Dupuytren’s
data
• Injection site bruising, edema, pain – most
common
• No drug related SAEs
• No systemic immunologic events

Peyronie’s Disease Phase III Development
Program
Study Type
~ #
Subjects
Sites
XIAFLEX:
Placebo
Duration
AUX-CC-
803
Double-blind,
placebo controlled
300
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-
804
Double-blind,
placebo controlled
300
~ 30 US
5 AUS
2:1 52 Wks
AUX-CC-
802
Open Label 250
12 US
6 NZ
12 EU
N/A 36 Wks
AUX-CC-
805
Pharmacokinetics
16 1 US N/A 4 Wks
XIAFLEX 0.58 mg
Two injections per treatment cycle, up to 4 cycles
24 to 72 hours between injections
Penile plaque modeling following each cycle

Phase IIb vs. Phase III
Protocol  Differences
Phase IIb Double Blind
Placebo Controlled Trial
Phase III Double Blind
Placebo Controlled Trial
Up to 3 treatment cycles Up to 4 treatment cycles
Modeling vs. No-modeling Modeling
3 : 1
XIAFLEX : Placebo
2 : 1
XIAFLEX : Placebo
= 6 months of disease = 12 months of disease
No specific AEs monitoring Specific AEs monitoring
36 weeks 52 weeks

We Believe Phase III Double-blind Studies Are at Least
85%  Powered to Achieve Co-primary Endpoints
• Statistical significance requires greater
than 27% mean net improvement from
baseline in the Peyronie’s disease bother
domain of the PDQ over placebo
• Statistical significance requires greater
than 19% mean net improvement from
baseline in penile curvature over placebo

Extensive Market Research Performed
with Peyronie’s Surgeons
• Two rounds of quantitative primary research have been
commissioned by Auxilium on XIAFLEX for Peyronie’s
disease
• A combined 575 Urologists have been interviewed to
estimate market size (415 in U.S.; 160 in Europe)
and 383 have given feedback on potential usage of
XIAFLEX (223 U.S.; 160 Europe)
• Second study (n=472 total & 333 in depth) was designed
to provide 95% confidence level and  7.5% margin of
error

# Prevalence: 1 in 20 Adult Males

Patients Seeking Treatment
~475,000
Surgery Not Recommended
~365,000
Watchful Waiting
~160,000
Medical Or Intralesional Therapy
~205,000
Surgery Recommended
~110,000
XIAFLEX Potential Candidates or 67% Of Medical/Surgical Candidates
~210,000*

*~135,000 in U.S.
~75,000 in Europe

Source: 2006 Auxilium research and anlysis

AUXILIUM
Innovations for Life™

41 Annually, >210,000 Peyronie’s Candidates Could Exist between U.S. and Europe

Strategic Partnership with Pfizer for XIAFLEX
in EU
•
Strong working relationship with goal to obtain EMA approval
•
Auxilium is primarily responsible for the global development of XIAFLEX, including all clinical & commercial manufacturing and supply.
•
Pfizer is primarily responsible for:
European territory regulatory activities for Dupuytren’s and Peyronie’s
All European territory commercialization activities for Dupuytren’s and Peyronie’s
All European territory phase IV clinical development for Dupuytren’s and Peyronie’s
•
Compelling economics for Auxilium:
Up-front payment of $75 million
$150 million tied to regulatory milestones ($15M received for MAA acceptance in 1Q10)
$260 million based on sales milestones
Significant increasing double-digit tiered royalties based on sales of XIAFLEX in Pfizer’s territories
•
First EU-only partnership for Pfizer

NDC 66887-001-05
Testim™ 1% CIII
(testosterone gel)
Contains 50 mg testosterone per 5 g tube.
Rx Only

AUXILIUM
Innovations for Life™

43 Testim ® 1% Testosterone Gel

NDC 66887-001-05
Testim 1% CIII
(testosterone gel)

AUXILIUM
Innovations for Life℠

Once-a-day application
*Mulligan T. et al. Int J. Clin Pract 2006
• Proprietary, topical 1% testosterone gel
>
>Favorable clinical and commercial profile
• Recent study indicates 39% of U.S.
males over 45 yrs are hypogonadal*
>We estimate that <10% of affected
population receives treatment
• We believe diagnosis is increasing
through education and awareness
Testim
®
Maintains Double-Digit Growth in
Testosterone Replacement Therapy Market

Mean AUC 0-24 (ng*h/dL)
6,000
5,000
4,000
3,000
2,000
+30%
Testim
Androgel

Mean AUC 0-24 (ng*h/dL)
250
200
150
100
50
0
+47%
Testim
Androgel

Note: Adjusted geometric means (CVb%) of a single-dose (50 mg testosterone), randomized, complete crossover study of 29 hypogonadal men.

AUXILIUM

Innovations for Life™

•
16 clinical studies involving approx. 1,800 patients
> Largest placebo-controlled study ever conducted
•
Clinical trial of Testim vs. AndroGel ®
> Testim provides 30% higher testosterone absorption (p<0.001)
Patient Results Were Proven in Clinical Studies
Total Testosterone Free Testosterone

1,200
1,000
800
600
400
200
0
($ in millions)
Gel Segment Growth ($)
Aug 2010 L12M: 29.1%
$49
$59
$77
$118
$35
$210
$117
$302
$198
$390
$281
$451
$334
$483
$371
$554
$439
$663
$545
$810
$685
$1,041
$892
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Gel
Patch
Oral
Injectables
AUXILIUM
Innovations for Life™

46 Gels Continue to Drive Significant Growth in TRT Marketplace Source: IMS data

Testim® Quarterly Net Revenues and Scripts ($ in millions)
$68.9M
$95.7M
$125.1M
$160.4M
$91.6M
Net Revenues ($ in millions)
Total RXs (000's)
$60
$50
$40
$35
$30
$25
$20
$15
$10
$5
$0
170
160
150
140
120
100
80
60
40
20
$0
2006
2007
2008
2009
2010
Total Presciptions (in thousands)
Source: Auxilium and IMS data
Net Revenues ($ in millions)

2Q10 Net Testim Revenues Y/Y Growth:

# +23.8%

# +11.8%

AUXILIUM

Innovations for Life™

47 Continuing Track Record of Consistent Revenue Growth 2Q10 TRX Y/Y Growth:

*Note: The referenced Testim patents are licensed from CPEX Pharmaceuticals, Inc.
U.S.
• U.S. Patent No. 7,320,968* covering method of use claims for
Testim issued January 22, 2008; expires 2025
• 6 additional U.S. Patents (# 7,608,605 through 610*) covering method of use claims for Testim issued October 27, 2009; expire 2023
• Upsher-Smith Laboratories, Inc. filed an ANDA with paragraph
IV certification referring to the ’968 patent; AUXL filed lawsuit under Hatch-Waxman on Dec. 4, 2008; 30 month stay intact
ROW
• Patent issued in Canada; expires 2023
• Patent issued in Europe; expires 2023
• Patents granted and applications pending in numerous countries worldwide
Testim Patent Coverage

• Auxilium’s Citizen’s Petition was filed in February 2009 and FDA response was received in August 2009.
• FDA has agreed with some of the statements we made in our Citizen's Petition regarding the testing required for generic versions of Testim and disagreed with other statements.
• Although not commenting upon any filing in particular, the FDA did state that
"The practical effect of this determination is that any application for a testosterone gel product that has different penetration enhancers than the reference listed drug cannot be submitted as an ANDA and, instead, will have to be submitted as an
NDA under section 505(b) of the Act.“
FDA Has Granted Our Citizen's Petition In
Part and Denied It In Part

FDA Recently Granted Abbott’s Citizen’s Petition in Part and
Denied in Part
• Although not commenting upon any filing in particular, the
FDA agreed that:
– Applications for testosterone gel products with different
penetration enhancers must be submitted as a 505(b)(2)
NDA rather than an ANDA.
– A subsequent 505(b)(2) application cannot rely on or
reference the patent certifications and notifications
submitted with an earlier ANDA application.
– The patent certifications and any required notifications for the NDA application would be “clocked” for regulatory
purposes from the time the NDA patent certification was
provided.

2010
1H ’10       1H ’09 Guidance
Testim Revenues $91.6 $72.1        $185-195
XIAFLEX Revenues $4.3 $1.8 N/A
R&D Expense* $19.6 $27.3 $50-60
SG&A Expense* $77.3 $55.8          $160-170
Net Loss ($22.1) ($26.0)           N/A
Stock – Based
Comp Expense (* included) $8.4 $9.4           $22-25
Cash & Cash Equivalents $165.0
2010 Financial Results and 2010 Guidance
($ Millions)
Currently, approximately  47.7 million shares of common stock outstanding, plus 6.3 million outstanding options to purchase shares of our common stock

Auxilium’s Plan to Provide Visibility on
XIAFLEX Launch
• For 3Q 2010, we anticipate that XIAFLEX net
revenues will be in the range of $5.5 million to
$6.5 million, including approximately $1.1 million
in revenue recognized from milestones
previously received under the Pfizer contract.
• We will continue to provide quarterly revenue
guidance through 2010.

Strategic Priorities in 2010
• Execute the launch in the U.S. for XIAFLEX in Dupuytren’s
contracture;
• Support Pfizer in the ongoing regulatory review of the EU
Dupuytren’s submission and prepare for their eventual
launch;
• Rapidly enroll Peyronie’s disease phase III clinical program
• Projected double-blind study enrollment to be completed in 1Q11
• Phase III studies top-line results anticipated in 1H12
• Advance XIAFLEX new indication(s); and
• Continue to maximize Testim revenues while vigorously
defending our intellectual property.